Third Quarter 2008

Financial and Operating Results

For the period ended September 30, 2008

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance our existing indebtedness; (ii) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (iii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iv) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (v) the recoverability of our deferred tax asset and the effect of potential tax rate changes on its value; (vi) changes in accounting principles and the interpretation thereof; (vii) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (viii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (ix) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (x) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xi) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xiii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiv) the risk factors or uncertainties listed from time to time in our filings with the Securities and
Exchange Commission; (xv) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (xvi) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xvii)
changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products; and
(xviii) the receipt of regulatory approval and consummation of the plan to transfer Senior Health Insurance Company of Pennsylvania to an
independent trust. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Q3 2008 Summary

CNO

All four segments profitable, with total Q3 2008 EBIT exceeding
$100 million

Improved results at Bankers

Key driver was improvement in LTC results

$97.0 million quarterly sales for CNO, up 13% over Q3 2007

Bankers sales up 16%

Colonial Penn sales up 6%

CIG sales up 5%

Separation of Senior Health* expected to occur in Q4 2008

*Senior Health Insurance Company of Pennsylvania, formerly known as Conseco Senior Health Insurance
Company prior to its name change in October 2008.

Q3 2008 Summary

CNO

Investment portfolio earned yields meeting expectations and
impairment losses consistent with industry trends and market conditions

Net realized investment losses of $85.9 million (including $50 million of impairment losses)

Accumulated other comprehensive loss increased from $0.6
billion at 6/30/08 to $1.1 billion at 9/30/08, driven by wider credit spreads

Company is in compliance with all covenants of bank facility

Why CNO is Different

Not ratings-dependent

Virtually no variable business

Focus on protection products

Small average policy sizes

No significant investments in exotic securities

No dynamic hedging

Collected Premiums

CNO

Strong, consistent
growth in Bankers
and Colonial Penn

Moderating decline
in CIG due to focus
on more profitable
business

BLC

Q3 2007

$4,315.1

Q4 2007

$4,314.1

Q1 2008

$4,322.3

($ millions)

CP

CIG

Run-Off

Collected Premiums-Trailing 4 Quarters

Q2 2008

$4,428.4

Q3 2008

$4,527.6

Bankers Life

Colonial Penn

Conseco Insurance Group

LTC Run-off Block

Corporate and interest expense

Income before net realized investment losses*

Net realized investment losses

Losses related to the transfer of Senior Health

Total

Q3 2008

Summary of Results

CNO

$67.8

6.5

36.1

2.9

(20.4)

92.9

(85.9)

(144.2)

$(137.2)

Pre-Tax

After Tax

EPS

($ millions, except per share amounts)

$58.9

(85.9)

(155.0)

$(182.0)

$0.32

(0.46)

(0.84)

$(0.98)

*Management believes that an analysis of earnings before net realized investment gains (losses) (including losses related to the transfer of Senior Health to an independent trust) and taxes (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because it excludes net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation to the corresponding GAAP measure.

**See Appendix for a reconciliation to the corresponding GAAP measure.

**

Q3 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) (including losses related to the transfer of Senior Health to an independent trust) and corporate interest and taxes (“EBIT,” a non-
GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The table above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q3 2007

(Restated)

Q1 2008

Q2 2008

Q3 2008

Bankers Life

$67.5

$29.1

$34.6

$67.8

Colonial Penn

7.0

3.7

8.3

6.5

Conseco Insurance Group

18.2

23.3

30.0

36.1

Other Business in Run-Off

(19.5)

(1.3)

12.2

2.9

Corporate operations, excluding interest expense

2.3

(6.7)

(18.5)

(6.7)

      EBIT, excluding costs related to a litigation settlement

        and the loss related to an annuity coinsurance transaction

75.5

48.1

66.6

106.6

      Costs related to a litigation settlement

(16.4)

0.0

0.0

0.0

      Loss related to an annuity coinsurance transaction

(76.5)

0.0

0.0

0.0

      Total EBIT*

(17.4)

48.1

66.6

106.6

Corporate interest expense

(20.2)

(16.4)

(13.9)

(13.7)

    Income (loss) before net realized investment losses and taxes

(37.6)

31.7

52.7

92.9

Tax expense (benefit) on period income

(15.9)

11.0

19.3

34.0

    Net operating income (loss)

(21.7)

20.7

33.4

58.9

Net realized investment losses, net of related amortization and taxes

(31.0)

(26.5)

(16.8)

(85.9)

    Net loss applicable to common stock before losses related

      to the transfer of Senior Health to an independent trust

(52.7)

(5.8)

16.6

(27.0)

Recognition of losses related to the transfer of Senior Health to an independent trust

0.0

0.0

(503.7)

(155.0)

    Net loss applicable to common stock

($52.7)

($5.8)

($487.1)

($182.0)

Q3 2008 Results at Favorable End

of Preliminary Ranges

CNO Consolidated

Operating results ($ in millions)

Total EBIT

Corporate interest expense

  Income before net realized investment losses and
taxes

Tax expense on period income

  Net operating income

Net realized investment losses*

  Net loss applicable to common stock before losses
related to the proposed transfer of Senior Health to
an independent trust

Recognition of losses related to the proposed transfer
of Senior Health to an independent trust

Net loss applicable to common stock

*Excluding the increase in unrealized losses on investments expected to be transferred to an independent trust and net of related amortization and taxes and the establishment of a valuation allowance for deferred tax assets related to such losses.

$95.0 - $105.0

(13.7)

81.3 – 91.3

28.3 – 32.3

53.0 – 59.0

(100.0) – (80.0)

(47.0) – (21.0)

(155.0)

$(202.0) - $(176.0)

$106.6

(13.7)

92.9

34.0

58.9

(85.9)

(27.0)

(155.0)

$(182.0)

Preliminary

Release

Final

Release

Three Months Ended 9/30/08

Q3 2007
-0.9%
Q4 2007
-3.1%
Q1 2008
-2.9%
Q2 2008
-0.5%
Q3 2008
2.2%

Q3 2007
1.9%
Q4 2007
1.7%
Q1 2008
1.8%
Q2 2008
3.6%
Q3 2008
4.4%

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Litigation Settlement Charges, Annuity
Coinsurance Transaction and Tax Valuation Allowance)**,
Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses) and losses related to
the proposed transfer of Senior Health to an
independent trust.  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined on the left side of this page, but before: (1) Q2 2006 charge related to the
litigation settlement and refinements to such estimates
recognized in subsequent periods; (2) Q3 2007 charge
related to an annuity coinsurance transaction; and (3) Q4
2007 valuation allowance for deferred tax assets.  See
Appendix for corresponding GAAP measure.

Conseco’s goal is to improve Operating ROE to 11% in 2009

Q3 2007
($0.12)
Q4 2007
($0.26)
Q1 2008
$0.11
Q2 2008
$0.18
Q3 2008
$0.32

Q3 2007
$0.21
Q4 2007
$0.11
Q1 2008
$0.11
Q2 2008
$0.18
Q3 2008
$0.32

Operating EPS (Diluted)

CNO

Operating EPS (Before Litigation Settlement Charges, Annuity
Coinsurance Transaction and Tax Valuation Allowance**

**Operating earnings per share, before: (1) Q2 2006
charge related to the litigation settlement and
refinements to such estimates recognized in
subsequent periods; (2) Q3 2007 charge related to
an annuity coinsurance transaction; and (3) Q4 2007
valuation allowance for deferred tax assets. See
Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses) and losses
related to the proposed transfer of Senior Health
to an independent trust. See Appendix for
corresponding GAAP measure.

Corporate liquidity

Available holding company liquidity in excess of $140 million at 9/30/08, including revolver

Repurchased $37 million of our convertible debentures during October
2008 for $16 million, resulting in $21 million gain

Drew down $75 million on revolver during October 2008, which confirmed the availability of these funds

Sources of and uses of funds, excluding insurance subsidiary dividends

Liquidity: Holding Company

Sources and Uses of Funds

CNO

($ millions)

Sources:

  Interest on Surplus Debentures

  Net Fees for Services Provided Under Intercompany Agreements

Uses:

  Interest Expense on Corporate Debt

  Operating Expenses

Net Impact

2007

$69.9

92.9

(72.3)

(42.9)

$47.6

YTD 2008

$41.5

63.8

(44.0)

(44.6)

$16.7

Senior Health Separation Transaction Update

Changed CSHI’s name to Senior Health Insurance Company of
Pennsylvania (Senior Health)

At closing, transferring Senior Health to an independent trust
(Senior Health Care Oversight Trust), into which the Transition
Trust will merge following regulatory approval

Contributing into Trust:

Senior Health, including its LTC business and its $121 million of total adjusted statutory capital

$175 million of additional capital

Public comment period closed – responses to public comments
filed

Transaction expected to close in Q4 2008

Separation Transaction and

Related Charges

Charges recognized in Q2 2008

Recognition of unrealized losses on investments to be transferred

Increase in deferred tax valuation allowance

   Charges recognized in Q2 2008

Charges recognized in Q3 2008

Recognition of change in unrealized losses on investments to be transferred

Net gain on Gen Re recapture

    Charges recognized in Q3 2008

Charges expected to be recognized upon completion of transaction

Write off Senior Health GAAP shareholders’ equity and transaction costs

Additional capital contribution

   Charges to be recognized upon completion of transaction

Total expected charges

  $205.7

298.0

503.7

174.8

(19.8)

155.0

325.0

175.0

500.0

$1,158.7

$ in millions

In compliance with all
financial covenants

Convertible repurchase
improves debt-to-capital
ratio by 0.4%

Key Debt Covenants

CNO

Q3 2008*

($ millions)

Q4 2007

30.0%

21.0%

2.00X

3.34X

$1,270

$1,497

250%

296%

30.0%

23.6%

2.00X

2.64X

$1,270

$1,433

250%

257%

Debt/Capital Ratio

Covenant Maximum

Actual

Interest Coverage

Covenant Minimum

Actual

Statutory Capital

Covenant Minimum

Actual

RBC Ratio

Covenant Minimum

Actual

   *Preliminary calculations.

**Pro forma indicators are calculated as if the proposed transaction to transfer Senior Health  to an independent trust was completed at September 30, 2008.

Pro Forma

Q3 2008**

30.0%

28.2%

2.00X

2.64X

$1,270

$1,314

250%

276%

Book value per diluted share (excluding accumulated other comprehensive loss)

$20.79 at 9/30/08 vs $24.41 at 12/31/07

Pro forma $18.09 at 9/30/08**

Debt to total capital ratio (excluding accumulated other comprehensive loss)

24% at 9/30/08 vs 21% at 12/31/07

Pro forma 28% at 9/30/08**

Consolidated RBC ratio

257% at 9/30/08 vs 296% at 12/31/07

Pro forma RBC is expected to increase by approximately 10 percentage points**

Investments

Key indicators consistent with expectations

$359.5 million of investment income in Q3 2008

Earned yield of 5.91% in Q3 2008

94% of bonds investment grade at 9/30/08***

Gross unrealized losses of $2,119.6 million at 9/30/08 reflects widened credit spreads***

Financial Indicators*

CNO

   *See appendix for detail on these indicators, including notes describing non-GAAP measures.

**Pro forma indicators are calculated as if the proposed transaction to transfer Senior Health  to an independent trust was completed at September 30, 2008.

***Excludes investments from consolidated variable interest entity.

Q3 2007
336%
Q4 2007
296%
Q1 2008
282%
Q2 2008
271%
Q3 2008
257%

Consolidated RBC Ratio*

CNO

Decrease due primarily to:

Mortgage experience
adjustment factor

Impairments

Statutory Senior Health LTC
reserve pivoting

Business growth

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The

  RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Earnings significantly improved over Q2 2008

Q3 2008 earnings affected by:

Decrease in interest-adjusted benefit ratio on LTC policies, driven by improvements in claims management practices

FAS 133 accounting treatment for embedded liability option in EIAs

Lower than expected PFFS margins

Strong Q3 2008 sales

Up 6% vs Q3 2007 (excluding PFFS), led by annuity sales

Total Q3 2008 NAP of $66 million, 16% over year-earlier quarter

Q3 Summary

Bankers

Significant efforts on multiple fronts, translating into improved results and outlook

In force pricing – completed Round Three rate increase submissions to the states

Claims management – protocol changes and process improvements yielding strong results

Underwriting and risk selection - strengthened

New product design and pricing – on target for early 2009 launch

LTC: Strong Progress Achieved

During Q3 2008

Bankers

Round Three (2008 round – policies issued prior to 2002)

Re-rate filings were completed by end of Q3 2008

Filed $102.5 million of rate increases, on target

As of 11/3/08: approvals = $28.8 million (14 states), ahead of plan

As of 11/3/08: implementations = $27.7 million, ahead of plan

Projected financial impact = $20.7 million, ahead of plan

Round Two (2007 round – policies issued from 2002-2005)

Filed $45.6 million of rate increases, 100% of goal

As of 11/3/08: approvals/implementations = $20.6 million, 63% of goal

Projected financial impact = $18.0 million, 62% of goal

Continue to pursue over $10 million on existing filings - reaching our goal for this round of re-rates depends largely on approvals from a few large states – we continue to work with these states to obtain these approvals

LTC: Re-Rate Actions

Bankers

Claims management

Organizational re-alignment completed, resulting in subgroups of similar size, span of control and risk management responsibility

Best-in-class new protocols have been introduced and are being applied by all claims personnel

Important process improvements underway that are eliminating inefficiencies and will improve cycle time and customer service levels

Underwriting

Cognitive impairment test (EMST) on Home Health Care implemented
10/1/08

New products

Continued progress on LTC product revision to be released Q1 2009

LTC/annuity combo product will also be launched Q1 2009

LTC:
Claims/Underwriting/Products

Bankers

Comparing LTC: Closed Block vs BLC

Active Lives

Active Claims

Claims Paid in 2007

Premium (2007)

Distribution

% of Policies with “0 Day Elimination Period”

% of Policies with “Lifetime Benefit Period”

Policy Forms

Closed Block

BLC

180,000

12,000

$404 million

$310 million

Brokers

75%

27%

4,500

430,000

12,000

$313 million

$620 million

Career agents

15%

6%

100

Q3 2006
8.5%
Q4 2006
9.9%
Q1 2007
11.5%
Q2 2007
11.2%
Q3 2007
10.8%
Q4 2007
10.3%
Q1 2008
9.0%
Q2 2008
8.6%
Q3 2008
9.8%

Q3 2006
10.1%
Q4 2006
11.1%
Q1 2007
11.9%
Q2 2007
11.8%
Q3 2007
12.5%
Q4 2007
12.7%
Q1 2008
11.9%
Q2 2008
10.5%
Q3 2008
10.7%

No significant change in
surrender activity this year:

Q3 2008 surrenders are slightly
higher than Q1 and Q2 2008, but
below 2007 levels in both EIAs and
non-EIAs

Average account value:

EIAs - $41,000

Non-EIAs - $35,000

Over 89% of our annuities are
still in surrender period:

EIAs – 94%

Non-EIAs – 88%

Annuities

Bankers

EIA Surrenders

(annualized quarterly rate)

Non-EIA Surrenders

(annualized quarterly rate)

Total sales up 16% vs Q3 2007; up 6% excluding PFFS

Strong sales of annuities (+29%) and Medicare Supplement (+3%), partially offset by lower life (-5%) and LTC sales (-2%)

Agent productivity and agent force growth remain strong

4,782 agents at 9/30/08, up 8% vs 9/30/07

12% YTD growth in new agents

6% YTD growth in productive agents*

Economic slowdown has not impacted Bankers’ sales or its
ability to recruit and retain agents

Q3 2008 Sales and

Distribution Results

Bankers

*Agents who have sold 4+ policies or earned $2,000+ in commissions per month during the most recent 12 months.

Q3 2007
$57.5
Q4 2007
$60.9
Q1 2008
$55.6
Q2 2008
$59.8
Q3 2008
$61.2

NAP Growth

Continued strong sales
momentum, driven by
annuities

Market conditions moving
customers to products with
safe returns

Bankers

($ millions)

Quarterly NAP-Excluding PFFS

NAP-Quarterly*:                                     $56.6                 $58.3              $114.6             $53.4              $65.8

PFFS NAP-Quarterly*:                      $(0.9)               $(2.6)              $59.0              $(6.4)                $4.6

Non-PFFS NAP-Quarterly:             $57.5               $60.9              $55.6              $59.8               $61.2

*Excludes group business not sold by Bankers agents.

Q3 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 7.6%

($ millions)

Q3 2007

(Restated)

Q1 2008

Q2 2008

Q3 2008

Insurance policy income

$473.6

$497.0

$543.4

$537.7

Net investment income

144.2

129.3

135.2

138.3

Fee revenue and other income

3.8

1.6

2.1

3.1

    Total revenues

621.6

627.9

680.7

679.1

Insurance policy benefits

404.9

434.9

497.2

470.3

Amounts added to policyholder account balances

54.9

44.8

37.2

46.2

Amortization related to operations

47.8

75.0

66.6

53.5

Other operating costs and expenses

46.5

44.1

45.1

41.3

    Total benefits and expenses

554.1

598.8

646.1

611.3

    Income before net realized investment gains (losses), net of related amortization and income taxes

$67.5

$29.1

$34.6

$67.8

Q3 2008 NAP of $12 million, 6% above Q3 2007

2008 YTD NAP of $43.5 million, up 32% over prior year

Earnings down 7% from Q3 2007

Higher life margins arising from recapture of reinsurance treaty in Q4 2007 and sales expansion

More than offset by a $1.3 million adjustment to DAC
amortization that is not expected to recur

Q3 Summary

Colonial Penn

Q3 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 8.4%

($ millions)

Q3 2007

Q1 2008

Q2 2008

Q3 2008

Insurance policy income

$32.5

$44.4

$47.5

$46.4

Net investment income

9.4

9.2

10.1

10.1

Fee revenue and other income

0.2

0.3

0.5

0.5

    Total revenues

42.1

53.9

58.1

57.0

Insurance policy benefits

26.3

35.0

35.5

33.9

Amounts added to policyholder account balances

0.3

0.3

0.3

0.3

Amortization related to operations

5.1

7.4

7.4

9.2

Other operating costs and expenses

3.4

7.5

6.6

7.1

    Total benefits and expenses

35.1

50.2

49.8

50.5

    Income before net realized investment gains (losses) and

      income taxes, net of related amortization

$7.0

$3.7

$8.3

$6.5

Q3 2008 NAP of $19 million, 5% above Q3 2007

Strong sales gains in specified disease, up 25% from Q3 2007

Decreases in Medicare supplement and annuities, consistent with CIG’s focus on more profitable business

Q3 2008 earnings up 20% vs Q2 2008:

Improved mortality in interest-sensitive life business

Lower expenses

Partially offset by lower specified disease margins

Q3 2008 earnings up 98% vs Q3 2007:

Higher life margins and lower amortization

Lower expense - Q3 2007 included costs to write off software

Partially offset by:

Higher claims on specified disease and Medicare Supplement policies

Loss of annuity profits from block coinsured in October 2007

Continuing to make changes to non-guaranteed elements of older life insurance policies issued by Conseco’s predecessor companies

Q3 Summary

CIG

Q3 2007
Q3 2008
$1.3
$2.2
$4.5
$2.2
$1.9
$1.8
$10.3
$12.8
Life
Annuities
Med Sup
Spec Dis

NAP: Q3 2007 vs Q3 2008

CIG

($ millions)

Q3 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Trailing 4 Quarter Operating Return on Equity: 1.9%

($ millions)

Q3 2007

(Restated)

Q1 2008

Q2 2008

Q3 2008

Insurance policy income

$238.7

$234.3

$229.7

$228.5

Net investment income

181.2

129.3

131.3

126.8

Fee revenue and other income

0.1

0.7

0.4

0.1

    Total revenues

420.0

364.3

361.4

355.4

Insurance policy benefits

200.7

196.6

195.8

186.6

Amounts added to policyholder account balances

76.4

43.6

37.1

42.7

Amortization related to operations

41.2

30.1

31.0

24.6

Interest expense on investment borrowings

6.2

5.8

5.5

5.6

Other operating costs and expenses

77.3

64.9

62.0

59.8

    Total benefits and expenses

401.8

341.0

331.4

319.3

    Income before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the litigation settlement and the loss

      related to an annuity coinsurance transaction

$18.2

$23.3

$30.0

$36.1

Progressing plan to transfer Senior Health to independent trust

Fifth consecutive stable quarter

Q3 results reflect

Continued reserve adequacy

Impact of turnaround program

Q3 Summary

LTC Closed Block

Q3 Earnings

LTC Closed Block

Management believes that an analysis of income (loss) before net realized investment gains (losses)
(including losses related to the transfer of Senior Health to an independent trust), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 9 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q3 2007

(Restated)

Q1 2008

Q2 2008

Q3 2008

Insurance policy income

$77.2

$75.5

$75.5

$74.2

Net investment income

48.8

50.5

51.6

53.9

Fee revenue and other income

0.1

0.1

0.1

0.0

    Total revenues

126.1

126.1

127.2

128.1

Insurance policy benefits

122.3

102.6

93.6

105.1

Amortization related to operations

5.9

5.4

5.6

4.2

Other operating costs and expenses

17.4

19.4

15.8

15.9

    Total benefits and expenses

145.6

127.4

115.0

125.2

    Income (loss) before net realized investment gains (losses)

      and income taxes

($19.5)

($1.3)

$12.2

$2.9

BB+ and below
6%
AAA
24%
AA
8%
A
30%
BBB+
12%
BBB
11%
BBB-
9%

Investment Quality:

Fixed Maturities*

CNO

Investment grade securities
represent 94% of total
portfolio*

Limited new money
allocation to below-
investment grade securities

Pressure on below-
investment grade ratio due to
credit cycle/ratings migration

Actively Managed Fixed Maturities by Rating at
9/30/08 (Market Value)

9/30/08

94%

6/30/08

94%

3/31/08

95%

12/31/07

94%

9/30/07

94%

% of Bonds which are Investment Grade:

*Excludes investments from a variable interest entity which we consolidate under GAAP (though the related liabilities are non-recourse to Conseco).

Q3 2008

Net Realized Investment Losses

CNO

($ millions)

Net losses on sales

Losses due to the recognition of other-than-temporary impairments

  Subtotal before amortization adjustment

Amortization adjustment to DAC and PVP

  Net realized investment losses

$(45.8)

(50.0)

(95.8)

9.9

$(85.9)

Q3 2008 Update:

Lehman/Washington Mutual/AIG

CNO

Loss on

Sales

$(25.7)

(14.3)

(6.1)

Lehman Brothers

Washington Mutual

AIG

All other realized investment losses

Total realized investment losses

Other-than-
Temporary

Impairments

$(9.9)

(10.8)

(2.3)

Par

$10.4

$21.6

$2.8

Book

$0.5

$10.8

$0.5

$ in millions

Total

Investment

Loss

$(35.6)

(25.1)

(8.4)

(69.1)

(26.7)

$(95.8)

9/30/08 Holdings

12/31/2007
$20,992.7
3/31/2008
$21,166.3
6/30/2008
$21,336.8
9/30/2008
$21,040.4

Net Unrealized Losses:

Fixed Maturity Securities

CNO

Net unrealized losses

($ and % of fixed maturity
securities)

$481.8

2.3%

$1,007.0
4.8%

$1,188.4

5.6%

$2,114.5

10.0%

($ in millions)

Fixed maturity securities

Structured Securities
represent 24% of total actively
managed fixed maturity
securities

90% AAA rated

Over 40% Agency CMOs

10% Alt-A’s (99% AAA
rated)

No exposure to Agency
(FRM/FRE) preferred or
common

Predominantly “Level Two”
FAS 157 pricing

Structured Securities at 9/30/08

CNO

(Market value in millions)

Pass-throughs, sequentials and

equivalent securities

$1,879.0

40.8%

Planned amortization class, target
amortization class, and accretion-
directed bonds

$1,546.6

33.6%

Commercial
mortgage-backed
securities

$794.9

17.2%

Other

$68.4

1.5%

Asset-backed

securities

$316.4

6.9%

12/31/2007
3/31/2008
6/30/2008
9/30/2008
$15.8
$15.2
$11.0
$10.3
$88.2
$80.7
$65.5
$62.9
$36.5
$24.6
$16.0
$11.8
$0.0
$0.0
$0.0
$0.0
$10.0
$10.0
$10.0
$10.0
2003
2004
2005
2006
2007

Sub-Prime Home Equity ABS*

CNO

Exposure reduced by 37% since 12/31/07

Market value represents 0.33% of invested assets at 9/30/08, compared to 0.52% at 12/31/07

Despite challenging market conditions, current collateral performance trends and credit support suggest adequate protection

Exposure by Vintage Year (Book Value in millions)

*Includes exposure held in our trading portfolios.

Sub-Prime Home Equity ABS*

at 9/30/08

CNO

AAA

AA

A

Total

$27.1

$27.1

$19.3

$73.5

$35.2

$34.2

$25.6

$95.0

36.9%

36.9%

26.2%

100.0%

0.12%

0.12%

0.09%

0.33%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio**

Rating

Only $19.3 million (market value) A category or lower (0.09% of invested assets)

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Rising delinquency roll rates reflect market conditions

Remaining portfolio generally reflects satisfactory margin for adverse collateral performance

641

648

683

655

Avg.
FICO

30.4%

23.4%

20.8%

25.3%

Avg.

Support

14.2%

8.0%

8.8%

10.5%

Avg. 60+

Delinq.

  *Includes exposure held in our trading portfolios.

**% of market value.

$579
$449
Market Value
Book Value
$4
$5
$0
$0
$0
$0
$0
$0
AAA
AA
A
BBB
BB

Alt-A Exposure Summary*

at 9/30/08

CNO

Exposure by Rating Category (in millions)

$453

$584

*Includes exposure held in our trading portfolios.

$552
$593
Market Value
Book Value
$55
$68
$80
$104
$91
$141
$22
$24
AAA
AA
A
BBB
BB

CMBS Exposure Summary*

at 9/30/08

CNO

Exposure by Rating Category (in millions)

$800

$930

*Includes exposure held in our trading portfolios.

CNO Summary

Separation of Senior Health from Conseco

Continued strong growth in new business

Bankers Life – continuing to grow at about 10%

Colonial Penn – growth in excess of 20%

CIG – producing more economic value from refocused sales efforts

Improved earnings

Bankers earnings back at run-rate expectations

CIG profitability continues to improve

CNO differentiating factors

Business not ratings-sensitive

Focus on protection products

Not in variable marketplace

Unique middle-market focus

Questions and Answers

Appendix

■

Q3 2007
$24.68
Q4 2007
$24.41
Q1 2008
$24.40
Q2 2008
$21.76
Q3 2008
$20.79

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Decrease driven by net loss
in Q3 2008

Ratio of Debt to Total Capital*

CNO

Increase primarily driven by
net loss in Q3 2008

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q3 2007

20.6%

Q4 2007

20.9%

Q1 2008

20.9%

Q2 2008

22.8%

Q3 2008

23.6%

Q3 2007
$392.6
Q4 2007
$364.6
Q1 2008
$353.7
Q2 2008
$356.1
Q3 2008
$359.5

Net Investment Income

CNO

($ millions)

Yield up from Q3 2007

Net investment income (loss) from the prepayment of securities:        $0.6               $5.0               $1.5               $1.7              $(1.1)

General Account Investment Income

5.91%

5.82%

5.82%

5.94%

5.87%

Yield:

Q3 2007
$105.3
Q4 2007
$107.5
Q1 2008
$105.9
Q2 2008
$102.1
Q3 2008
$99.2

Expenses

CNO

($ millions)

Adjusted Operating Expenses*

*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs, costs related to the R-factor litigation settlement, and contractual vacancy charges related to exiting the Merchandise Mart in Chicago.  This measure is used by the Company to evaluate its progress in reducing operating expenses.

Back-office consolidation when
completed expected to produce
run-rate savings of $25 million
annually by YE 2008

Approximately $11 million in savings
realized in 2007; additional $9 million
expected in 2008; remaining $5 million
expected in 2009

Q1 2008 expenses reflect increased
investment in business growth at
Bankers and Colonial Penn

CNO substantially hedges its current-year exposure to equity volatility (with future periods subject to product repricing)

Hedge positions periodically adjusted for terminations

Terminations tend to result in modestly long position

Financial impact based on market performance

Income statement impact approximately $1.5 million in Q3 2008

Accounting

FAS 157 fair value measurement adopted during Q1 2008

Liabilities include present value of future option credits, which are not hedged in the current period

Fluctuation in financial results due to liability revaluation under FAS 133, not hedge or asset performance

$8.0 million income statement impact in Q3 2008

Fluctuation will continue over time – differences are temporary and balance out over the life of the contracts

Equity Indexed Products

CNO

Q3 2007
$67.5
Q4 2007
$58.3
Q1 2008
$29.1
Q2 2008
$34.6
Q3 2008
$67.8

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher earnings driven by:

Higher margins as a result of
measures implemented to address
higher than expected LTC claims

Offset by:

FAS 133 volatility

Lower than expected PFFS margins

Continued strong revenue growth

PTOI-Trailing 4 Quarters:          $251.0      $241.8       $225.4      $189.5      $189.8

Revenues-Quarterly:                 $621.6      $606.8       $627.9      $680.7      $679.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:     $2,291.8    $2,364.3    $2,438.1   $2,537.0   $2,594.5

($ millions)

Q3 2007
$19.3
Q4 2007
$21.0
Q1 2008
$19.1
Q2 2008
$19.4
Q3 2008
$19.8

Premiums –

Medicare Supplement

Bankers

(in millions)

Q3 2008 vs Q3 2007:

First-year premiums and
NAP up 3%

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $86.8               $82.5             $79.4              $78.8              $79.3

Med. Supp. Total Premiums-Quarterly:            $152.9      $162.4       $159.9      $150.6       $153.8

Med. Supp. NAP-Quarterly:                                $16.1       $23.0          $17.1        $17.0        $16.6

Med. Supp. NAP-Trailing 4 Quarters:                         $63.9                $68.5            $70.9               $73.2              $73.7

Premiums –

PDP/PFFS

Bankers

(in millions)

Q3 2007 to Q3 2008 growth
driven by continued growth in in-
force policies and addition of one
new group case

Q1 2008 to Q2 2008 growth
reflects start of new group case

Q2 2008 to Q3 2008 decline due
to renewal of group case
(effective 7/1 – 6/30)

PDP

PFFS

PDP/PFFS  – First-Year Premiums

PDP NAP-Quarterly:                                            $0.8           $0.6           $3.6           $0.9          $0.7

PFFS NAP-Quarterly*:                                       $(0.9)         $(2.6)         $59.1        $(6.4)         $4.6

Q3 2007

$78.5

Q4 2007

$86.0

$76.2

Q1 2008

$70.4

Q2 2008

$116.1

$84.0

$68.8

$113.5

Q3 2008

$86.2

$84.2

*Excludes group PFFS business.

Q3 2007
$11.7
Q4 2007
$11.5
Q1 2008
$11.0
Q2 2008
$10.6
Q3 2008
$10.8

Premiums –

Long-Term Care

Bankers

($ millions)

Quarterly first-year premium
tracks decline in NAP

NAP decline attributable to three
main factors:

Overall industry sales decline

Agent force shift toward life and
annuity sales

Tightened underwriting

First-Year Prems.-Tr. 4 Qtrs:         $47.4             $47.0               $46.4               $44.8            $43.9

Total Premiums-Quarterly:            $154.5           $154.3           $156.6            $155.2         $154.8

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $11.7                $10.8                 $9.4                $10.7            $11.4

NAP-Trailing 4 Quarters:                 $47.1                $46.9              $44.6              $42.6             $42.3

Premiums –

Life Insurance

Bankers

($ millions)

Fluctuations in first-year
premiums primarily reflect
variance in sales of single-
premium policies

Non-SPWL premiums flat vs
Q3 2007

First-Year Prems.-Tr. 4 Qtrs:              $89.8               $89.2              $86.3               $83.5            $81.8

Total Premiums-Quarterly:                   $49.1                $50.7              $48.0               $53.8            $51.9

Life – First-Year Premiums

NAP-Quarterly:                                             $13.8                  $13.1                $11.7            $15.7              $13.1

NAP-Trailing 4 Quarters:                       $52.4                $54.1              $53.1            $54.3              $53.6

Q3 2007

$21.2

Q4 2007

$21.3

Q1 2008

$18.5

Q2 2008

$22.5

SPWL

Non-

SPWL

$9.4

$9.1

$9.3

$7.0

$12.1

$12.0

$11.5

$13.1

$7.5

$12.0

Q3 2008

$19.5

Q3 2007
$250.5
Q4 2007
$221.2
Q1 2008
$228.0
Q2 2008
$256.8
Q3 2008
$316.0

Premiums –

Annuity

Bankers

($ millions)

Fixed annuities have become
more attractive due to stock
market volatility

First-Year Prems.-Tr. 4 Qtrs:            $909.0          $882.7           $899.3           $956.5       $1,022.0

Total Premiums-Quarterly:                 $250.9           $221.9           $229.1           $257.8           $316.7

Annuity – First-Year Premiums

Q3 2007
69.4%
Q4 2007
67.6%
Q1 2008
64.6%
Q2 2008
71.3%
Q3 2008
72.5%

Benefit Ratio* –

Medicare Supplement

Bankers

Trailing 4 Quarter Avg.:                                             66.6%       67.2%       67.3%      68.2%     69.0%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2008 ratio negatively
impacted by:

Premium refund adjustments

Higher incurred claims,
particularly in skilled nursing

■

Q3 2007
75.3 %
Q4 2007
53.0 %
Q1 2008
103.3 %
Q2 2008
95.2 %
Q3 2008
80.9 %

Benefit Ratio* – PDP

Bankers

PDP ratio continues to trend as
expected, factoring in seasonal
fluctuations and settlement of
prior contract year

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2007
80.8%
Q4 2007
82.6%
Q1 2008
84.6%
Q2 2008
96.1%
Q3 2008
98.1%

Benefit Ratio* –

PFFS Individual Business

Bankers

Q3 2008 reflects catch-up on
prior period claims processing

Q2 2008 reflects IBNR
adjustment

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

■

Q3 2007
90.9%
Q4 2007
91.8%
Q1 2008
98.7%
Q2 2008
92.1%
Q3 2008
95.3%

Benefit Ratio* –

PFFS Group Business

Bankers

Lower expense levels allow
group PFFS to operate at a
higher benefit ratio than
individual business, with
similar margin expectations

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2007
75.2%
Q4 2007
71.2%
Q1 2008
79.0%
Q2 2008
81.4%
Q3 2008
68.1%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q3 2008 positively impacted by:

Measures implemented in Q2 2008 to
address higher than expected LTC
claim frequency and stabilization of
excess termination activity in the first
half of 2008

During the quarter, completed Round
Three re-rates on legacy block; expect $50
million annual financial impact

Began implementation of premium re-rates
(Round Two) in Q3 2007 on more recent
business not previously re-rated; expect
additional $10 million in in-force premium

Trailing 4 Quarter Avg.:      71.0%            70.8%          72.5%           76.7%           74.9%

Qtrly. non-int. adjusted:     106.5%         103.3%       111.6%      114.7%       102.1%

Q3 2007
$7.0
Q4 2007
-$0.2
Q1 2008
$3.7
Q2 2008
$8.3
Q3 2008
$6.5

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q3 2007 to Q3 2008 earnings

Declined due to higher life claims
in 2008, offset by growth from

Q4 2007 recapture

Organic growth initiatives

PTOI-Trailing 4 Quarters:                $23.7               $18.1                $17.2              $18.8              $18.3

Revenues-Quarterly:                           $42.1                $44.3                $53.9              $58.1              $57.0

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $161.4           $164.3           $179.2            $198.4           $213.3

($ millions)

Q3 2007
$7.4
Q4 2007
$7.6
Q1 2008
$8.4
Q2 2008
$8.9
Q3 2008
$8.8

Premiums –

Life Insurance

Colonial Penn

($ millions)

Continued strong sales growth

Trailing four quarters data:

NAP grew 20%

First-year premium grew 25%

First-Year Prems.-Tr. 4 Qtrs:         $27.0             $28.7               $30.4               $32.3            $33.7

Total Premiums-Quarterly:             $29.3               $31.7                $42.9              $43.8            $43.6

Life – First-Year Premiums

NAP-Quarterly:                                         $11.4                 $9.3                $12.7               $14.5            $12.1

NAP-Trailing 4 Quarters:                   $40.5              $42.3              $44.6              $47.9             $48.6

Q3 2007
$18.2
Q4 2007
$7.7
Q1 2008
$23.3
Q2 2008
$30.0
Q3 2008
$36.1

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to an annuity coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Improving life margins

Lower expenses, which includes a
writeoff to software in Q3 2007

Partially offset by loss of annuity
profits from block coinsured in
October 2007

PTOI-Trailing 4 Quarters:                    $122.9             $102.7             $92.5              $79.2            $97.1

Revenues-Quarterly:                               $420.0              $362.7           $364.3            $361.4         $355.4

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,722.2         $1,639.2      $1,585.9   $1,508.4   $1,443.8

($ millions)

Q3 2007
$4.2
Q4 2007
$3.4
Q1 2008
$2.8
Q2 2008
$2.3
Q3 2008
$2.1

Premiums -

Medicare Supplement

CIG

($ millions)

NAP down 5% from Q3 2007:

We continue to focus on the
profitability of this business rather
than increased sales

First-Year Prems.-Tr. 4 Qtrs:  $23.9         $19.4        $15.6       $12.7         $10.6

Total Premiums-Quarterly:      $54.8         $55.2        $53.1      $49.6          $48.5

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                         $1.9           $3.5          $2.3         $1.3           $1.8

NAP-Trailing 4 Quarters:         $16.1        $13.2        $10.6         $9.0            $8.9

Q3 2007
$7.7
Q4 2007
$8.7
Q1 2008
$9.4
Q2 2008
$9.8
Q3 2008
$9.7

Premiums –

Specified Disease

CIG

($ millions)

NAP up 25% from Q3 2007:

New products

Increased PMA focus on
specified disease products

Recruitment of Health IMOs

First-Year Prems.-Tr. 4 Qtrs:         $29.8            $31.4             $33.5                $35.6            $37.6

Total Premiums-Quarterly:             $88.7             $89.3              $94.2               $92.5            $92.3

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                        $10.3                $11.3                $9.6                 $12.4             $12.8

NAP-Trailing 4 Quarters:                 $36.3              $39.0              $40.8              $43.6             $46.1

Q3 2007
$73.2
Q4 2007
$56.6
Q1 2008
$39.2
Q2 2008
$34.4
Q3 2008
$25.1

Premiums –

Annuity

CIG

($ millions)

Collections down 65% from
Q3 2007:

Discontinuance of products due
to an annuity coinsurance
transaction

Focus on profitable products

First-Year Prems.-Tr. 4 Qtrs:       $415.9           $354.4         $277.3            $203.4          $155.3

Total Premiums-Quarterly:             $77.5               $58.0            $41.6               $37.1              $27.4

Annuity – First-Year Premiums

Q3 2007
68.6%
Q4 2007
66.0%
Q1 2008
65.8%
Q2 2008
71.9%
Q3 2008
73.0%

Benefit Ratio* –

Medicare Supplement

CIG

Recognized higher incurred
claims in Q3 2008

Trailing 4 Quarter Avg.:      67.1%            67.6%          67.4%             68.0%           69.1%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q3 2007
49.1%
Q4 2007
46.5%
Q1 2008
48.1%
Q2 2008
46.7%
Q3 2008
48.5%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      43.2%          44.7%            46.0%           47.6%           47.4%

Qtrly. non-int. adjusted:      81.9%          80.6%            81.7%           80.4%           82.6%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Change from Q3 2007 primarily
driven by slight decrease in
incurred claims

Q2 2008
$12.2
Q3 2008
$2.9
Q1 2008
-$1.3
Q4 2007
-$10.0
Q3 2007
-$19.5

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses) (including losses related to the transfer of Senior
Health to an independent trust).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Steady revenue trend

Continued reserve stability

Impact from improvement
initiatives

PTOI-Trailing 4 Quarters:            $(221.0)        $(185.9)        $(161.1)        $(18.6)              $3.8

Revenues-Quarterly:                         $126.1             $127.9            $126.1           $127.2           $128.1

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $506.4           $506.4           $505.9            $507.3           $509.3

($ millions)

Collected Premiums-Quarterly:    $75.7             $75.0              $76.3               $74.1               $72.8

Balance Sheet Detail

Continued stability since reserve strengthening in Q2 2007

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q3 2007

$2,402.3

954.3

(153.9)

$3,202.7

0.0%

Q4 2007

$2,392.7

962.1

(156.8)

$3,198.0

-0.1%

Q1 2008

$2,394.4

957.2

(151.4)

$3,200.2

0.1%

Q2 2008

$2,373.6

960.8

(145.9)

$3,188.5

-0.4%

Q3 2008

$2,411.9

989.2

(144.6)

$3,256.5

2.1%

Q3 2007
$122.3
Q4 2007
$113.3
Q1 2008
$102.6
Q2 2008
$93.6
Q3 2008
$105.1

Benefit Detail

Fifth consecutive stable
quarter; continued reserve
adequacy

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Incurred Claims                                                   $112.9      $119.8      $100.9       $114.4     $115.1

Increase in Reserves for Future Benefits                     $9.4               $(6.4)              $1.6            $(20.8)          $(10.0)

Verified Basis Incurred Claims                                          $107.4              $123.6         $120.5         $111.2          $105.9

LTC Closed Block

Total Benefits

($ millions)

Q2 2007
232.6%
Q3 2007
96.2%
Q4 2007
82.2%
Q1 2008
69.8%
Q2 2008
56.5%
Q3 2008
69.8%

Interest-Adjusted

Benefit Ratio*

Fifth consecutive
stable quarter

Q2 2007 benefit ratio
reflects $110 million
claim reserve
strengthening

Trailing 4 Quarter Avg.:                        134.1%       138.8%    127.5%     120.8%      76.3%        69.6%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Non-int. adjusted:                       292.4%       158.4%    146.6%      135.8%    123.9%      141.8%

Qtrly. Verified Basis non-int. adj.:         140.5%       138.6%    153.7%      158.7%    145.8%      142.8%

Q2 2007 claims reserving actions generated stability in the remainder of 2007 and the first three quarters of 2008:

Favorable prior-period development continues

Verified claims for all periods stable

Verified Incurred

Development*

*Excludes waiver-of-premium and return-of-premium benefits.

LTC Closed Block

Reported Claims

Prior Pd. Dev.

Ver. Clms. at Rep. Date

Ver. Claims

  Developed thru:

  12/31/04

  12/31/05

  12/31/06

  3/31/07

  6/30/07

  9/30/07

  12/31/07

  3/31/08

  6/30/08

  9/30/08

($ millions)

Q3 2007

$100.7

3.3

104.0

104.0

102.3

101.9

100.5

95.0

Q2 2007

$212.0

(109.7)

102.3

102.3

103.0

107.1

103.9

97.3

96.9

Q1 2007

$119.7

(34.9)

84.7

84.7

104.2

103.6

106.3

101.4

100.8

99.8

2006

$433.3

(72.2)

361.1

361.1

375.1

418.3

414.4

412.2

408.2

408.0

405.6

2005

$396.0

(58.9)

337.2

337.2

365.0

368.8

389.2

388.7

391.0

390.8

392.4

395.6

2004

$370.8

(44.2)

326.6

326.6

326.0

337.7

344.2

356.5

356.6

356.6

361.0

361.6

365.3

Developed
Deficiencies
in Periods
Prior to 2004

$0.0

0

0

44.2

103.7

136.4

147.1

161.4

162.3

165.0

162.2

165.6

175.0

Q4 2007

$104.7

1.8

106.5

106.5

104.9

108.5

106.2

Q1 2008

$89.1

12.8

101.9

101.9

101.8

108.7

Q2 2008

$102.3

(0.3)

102.0

102.0

99.1

Q3 2008

$105.2

(9.2)

96.0

96.0

Claims paid, claimant and in force policy counts in line with trends for past two years

Decrease in Q3 2008 termination rate driven by timing

Operating Data

LTC Closed Block

Claims Paid (mils.)

Open Claimant Counts

In Force Policy Counts

Ann. Termination Rates

Q3 2006

$96.1

12,228

190,134

7.9%

Q4 2006

$81.6

12,048

187,123

6.2%

Q1 2007

$102.0

11,870

183,655

7.2%

Q2 2007

$96.8

12,424

179,952

7.8%

Q3 2007

$97.7

12,121

175,685

8.9%

Q4 2007

$104.9

12,338

172,222

7.7%

Q1 2008

$93.6

11,783

168,799

7.7%

Q2 2008

$99.2

12,237

164,865

9.0%

Q3 2008

$96.3

11,722

161,717

7.4%

Premium Re-rates

(as of 10/30/08)

LTC Closed Block

Round 1 results - exceeded each goal:

Submitted:  $64.0 million (115% of goal)

Approved:  $47.0 million (113% of goal)

Implemented:  $46.7 million (112% of goal)

Financial impact:  $39.2 million (112% of goal)

Round 2 results – on track to achieve goals:

Submitted:  $42.9 million (100% of goal)

Approved:  $23.1 million (90% of goal)

Implemented:  $22.9 million (89% of goal)

Financial impact:  $18.3 million (89% of goal)

Round 3 results – filing process now underway:

Submitted:  $23.8 million (31% of $76.2 million goal)

Approved:  $3.4 million (9% of $39.6 million goal)

Implemented:  $3.3 million (8% of $39.6 million goal)

Financial impact:  $2.7 million (8% of $31.7 million goal)

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses and losses related to the proposed transfer of Senior Health to an independent trust (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to an annuity coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to an annuity coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q3 2007

Q4 2007

Q1 2008

Q2 2008

Q3 2008

Net income (loss) applicable to common stock

(52.7)

$

(71.5)

$

(5.8)

$

(487.1)

$

(182.0)

$

Net realized investment losses, net of related amortization and taxes

31.0

23.0

26.5

16.8

85.9

Q2 2008 and Q3 2008 recognition of losses related to the proposed transfer of

Senior Health to an independent trust

-

-

-

503.7

155.0

Net operating income (loss) (a non-GAAP financial measure)

(21.7)

(48.5)

20.7

33.4

58.9

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

10.6

-

-

-

-

Q3 2007 charge related to an annuity coinsurance transaction, net of taxes

49.7

-

-

-

-

Q4 2007 valuation allowance for deferred tax assets

-

68.0

-

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settle-

ment and refinements to such estimates recognized in subsequent periods;

(ii) a Q3 2007 charge related to an annuity coinsurance transaction; and

(iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

38.6

$

19.5

$

20.7

$

33.4

$

58.9

$

Per diluted share:

Net income (loss)

(0.28)

$

(0.38)

$

(0.03)

$

(2.64)

$

(0.98)

$

Net realized investment losses, net of related amortization and taxes

0.16

0.12

0.14

0.09

0.46

Q2 2008 and Q3 2008 recognition of losses related to the proposed transfer of

Senior Health to an independent trust

-

-

-

2.73

0.84

Net operating income (loss) (a non-GAAP financial measure)

(0.12)

(0.26)

0.11

0.18

0.32

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

0.06

-

-

-

-

Q3 2007 charge related to an annuity coinsurance transaction, net of taxes

0.27

-

-

-

-

Q4 2007 valuation allowance for deferred tax assets

-

0.37

-

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settle-

ment and refinements to such estimates recognized in subsequent periods;

(ii) a Q3 2007 charge related to an annuity coinsurance transaction; and

(iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

0.21

$

0.11

$

0.11

$

0.18

$

0.32

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q3 07

Q4 07

Q1 08

Q2 08

Q3 08

Total shareholders' equity

4,285.5

$

4,235.9

$

3,939.7

$

3,382.1

$

2,704.0

$

Less accumulated other comprehensive income (loss)

(316.0)

(273.3)

(565.6)

(639.2)

1,137.7

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,601.5

$

4,509.2

$

4,505.3

$

4,021.3

$

3,841.7

$

Diluted shares outstanding for the period

186,472,069

184,708,727

184,681,243

184,792,300

184,761,138

Book value per diluted share

22.98

$

22.93

$

21.33

$

18.30

$

14.64

$

Less accumulated other comprehensive income (loss)

(1.70)

(1.48)

(3.07)

(3.46)

(6.15)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

24.68

$

24.41

$

24.40

$

21.76

$

20.79

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses and losses related to the proposed transfer of Senior Health to an independent trust (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our returns were affected by unusual and significant charges related to: (i) the litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to an annuity coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before these charges and subsequent refinements is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to an annuity coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q3 07

Q4 07

Q1 08

Q2 08

Q3 08

Net income (loss) applicable to common stock

(52.7)

$

(71.5)

$

(5.8)

$

(487.1)

$

(182.0)

$

Net realized investment (gains) losses, net of related amortization and taxes

31.0

23.0

26.5

16.8

85.9

Q2 2008 and Q3 2008 recognition of losses related to the transfer of Senior

Health to an independent trust

-

-

-

503.7

155.0

Net operating income (loss) (a non-GAAP financial measure)

(21.7)

(48.5)

20.7

33.4

58.9

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

10.6

-

-

-

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

49.7

-

-

-

-

Q4 2007 valuation allowance for deferred tax assets

-

68.0

-

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to an annuity coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

38.6

$

19.5

$

20.7

$

33.4

$

58.9

$

Common shareholders' equity

4,285.5

$

4,235.9

$

3,939.7

$

3,382.1

$

2,704.0

$

Less accumulated other comprehensive income (loss)

(316.0)

(273.3)

(565.6)

(639.2)

(1,137.7)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,601.5

4,509.2

4,505.3

4,021.3

3,841.7

Less net operating loss carryforwards

1,386.7

1,426.7

1,435.1

1,137.2

1,121.7

Common shareholders' equity, excluding accumulated other comprehensive income

(loss) and net operating loss carryforwards (a non-GAAP financial measure)

3,214.8

$

3,082.5

$

3,070.2

$

2,884.1

$

2,720.0

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q3 07

Q4 07

Q1 08

Q2 08

Q3 08

Average common shareholders' equity

4,320.8

4,260.7

4,087.8

3,660.9

3,043.1

Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)

3,275.5

3,148.7

3,076.4

2,977.2

2,802.1

Return on equity ratios:

Return on common equity

-4.9%

-6.7%

-0.6%

-53.2%

-23.9%

Operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in

subsequent periods; (ii) the Q3 2007 charge related to an annuity coinsurance transaction; and (iii) the Q4 2007 valuation allowance for deferred tax assets on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carry-

forwards (a non-GAAP financial measure)

4.7%

2.5%

2.7%

4.5%

8.4%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the nine months ended September 30, 2008, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

89.4

$

131.5

$

18.5

$

13.8

$

(75.9)

$

177.3

$

Allocation of interest expense, excess capital and corporate expenses

(41.9)

(30.7)

(2.5)

(5.7)

80.8

-

Income tax (expense) benefit

(17.2)

(36.4)

(5.8)

(3.0)

(1.9)

(64.3)

Segment operating income (loss)

30.3

$

64.4

$

10.2

$

5.1

$

3.0

$

113.0

Net realized investment losses, net of related amortization and taxes

(129.2)

Q2 2008 and Q3 2008 recognition of losses related to the transfer of Senior Health to an independent trust

(658.7)

Net income

(674.9)

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2007

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,192.4

$

1,299.8

$

109.7

$

393.7

$

86.9

$

3,082.5

$

Net operating loss carryforwards

1,426.7

-

-

-

-

1,426.7

Accumulated other comprehensive income (loss)

(106.7)

(106.7)

(4.1)

(42.2)

(13.6)

(273.3)

Allocation of capital

464.7

433.3

36.5

63.9

(998.4)

-

Common shareholders' equity

2,977.1

$

1,626.4

$

142.1

$

415.4

$

(925.1)

$

4,235.9

$

September 30, 2008

Common shareholders' equity, excluding accumulated other

comprehensive income (loss) and net operating loss carryforwards

(a non-GAAP financial measure)

1,527.8

$

1,255.2

$

116.6

$

174.3

$

(353.9)

$

2,720.0

$

Net operating loss carryforwards

1,121.7

-

-

-

-

1,121.7

Accumulated other comprehensive income (loss)

(562.4)

(505.6)

(39.2)

(10.0)

(20.5)

(1,137.7)

Allocation of capital

509.3

418.4

38.9

58.1

(1,024.7)

-

Common shareholders' equity

2,596.4

$

1,168.0

$

116.3

$

222.4

$

(1,399.1)

$

2,704.0

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at September 30, 2008, is as follows (dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated

other comprehensive income (loss) and net operating loss

carryforwards (a non-GAAP financial measure)

1,370.0

$

1,248.6

$

113.0

$

325.0

$

(104.7)

$

2,951.9

$

Average net operating loss carryforwards

1,282.2

Average accumulated other comprehensive income (loss)

(636.8)

Average common shareholders' equity

3,597.3

$

Return on equity ratios:

Return on equity

-25.0%

Operating return (less the Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge

related to an annuity  coinsurance transaction, the

Q4 2007 and Q2 2008 valuation allowance for deferred

tax assets) on common equity, excluding accumulated

other comprehensive income (loss) and net operating

loss carryforwards (a non-GAAP financial measure)

2.9%

6.9%

12.0%

2.1%

NM

5.1%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):

Q3 07

Q4 07

Q1 08

Q2 08

Q3 08

Corporate notes payable

1,195.7

$

1,193.7

$

1,191.7

$

1,189.7

$

1,187.6

$

Total shareholders' equity

4,285.5

4,235.9

3,939.7

3,382.1

2,704.0

Total capital

5,481.2

5,429.6

5,131.4

4,571.8

3,891.6

Less accumulated other comprehensive loss

316.0

273.3

565.6

639.2

1,137.7

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,797.2

$

5,702.9

$

5,697.0

$

5,211.0

$

5,029.3

$

Corporate notes payable

1,195.7

$

1,193.7

$

1,191.7

$

1,189.7

$

1,187.6

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

21.8%

22.0%

23.2%

26.0%

30.5%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

20.6%

20.9%

20.9%

22.8%

23.6%